SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): NOVEMBER 6, 2000

                               EMERGENT GROUP INC.
             (Exact name of Registrant as specified in its charter)

        NEVADA                 0-21475                   93-1215401
(State of incorporation) (Commission File No.) (IRS Employer Identification No.)

                      c/o Emergent Management Company, LLC
                          375 Park Avenue, 36th Floor
                            New York, New York 10152
                            ------------------------
                    (Address of Principal Executive Offices)

                  Registrant's telephone number: (212) 813-9700

                           Dynamic International, Ltd.
                           --------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS

         On November 6, 2000, we changed our name from "Dynamic International, Ltd." to "Emergent Group Inc."

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 12, 2000

                                   EMERGENT GROUP INC.

                                   By:  /s/ Daniel Yun
                                        ------------------
                                            Daniel Yun
                                            Chairman